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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                  March 2, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           OCEANIC EXPLORATION COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                        0-6540                  84-0591071
----------------------------          ------------         --------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


          7800 East Dorado Place, Suite 250, Englewood, Colorado 80111
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (303) 220-8330
                                 --------------
                         (Registrant's telephone number)


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                                TABLE OF CONTENTS

Item 5: Other Events
Item 7: Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

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ITEM 5.  OTHER EVENTS

On March 2, 2004, the Company issued a press release regarding a complaint it filed in the United States District Court for the District of Columbia. The press release is furnished herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits:

         Exhibit              Description
         -------              -----------
          99.1                Press Release dated March 2, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OCEANIC EXPLORATION COMPANY


                                     /s/ Charles N. Haas
                                     ----------------------------------
                                     Charles N. Haas, President

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                                  EXHIBIT INDEX

Exhibit                        Description
-------           ---------------------------------
 99.1             Press Release dated March 2, 2004